UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 7, 2008

HILB ROGAL & HOBBS COMPANY
(Exact name of registrant as specified in its charter)

Commission file number: 0-15981

Virginia	54-1194795
(State of incorporation)	(I.R.S. Employer Identification No.)

4951 Lake Brook Drive, Suite 500	23060
Glen Allen, Virginia
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 747-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events

On June 8, 2008, Willis Group Holdings Limited (“Willis”) and Hilb Rogal & Hobbs Company ( “HRH”) announced they had entered into an Agreement and Plan of Merger dated as of June 7, 2008 (the “Merger Agreement”). The Merger Agreement has been approved by the Boards of Directors of Willis and HRH and is subject to customary closing conditions, including regulatory and HRH shareholder approvals.

A copy of a press release issued by Willis announcing the merger is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additional Information About this Transaction

In connection with the proposed transaction, Willis and HRH intend to file relevant materials with the Securities and Exchange Commission (“SEC”). Willis will file with the SEC a Registration Statement on Form S-4 that includes a proxy statement of HRH that also constitutes a prospectus of Willis. HRH will mail the proxy statement/prospectus to its shareholders. Investors are urged to read the proxy statement/prospectus regarding the proposed transaction when it becomes available, because it will contain important information. Investors will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Willis and HRH without charge, at the SEC's website (www.sec.gov) once such documents are filed with the SEC. You may also obtain these documents, free of charge, from Willis's website ( www.willis.com) under the tab “Investor Relations” and then under the heading “Financial Reporting” and then under the item “SEC Filings.” You may also obtain these documents, free of charge, from HRH's website (www.hrh.com) under the heading “Investor Relations” and then under the tab “SEC Filings.”

Willis, HRH and their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from HRH shareholders in connection with the proposed transaction. Information about Willis’s directors and executive officers is available in Willis's proxy statement, dated March 17, 2008. Information about HRH’s directors and executive officers is available in HRH's proxy statement, dated March 31, 2008. Additional information about the interests of potential participants will be included in the prospectus/proxy statement when it becomes available. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus, meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Item 9.01.      Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 8, 2008
99.2	Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILB ROGAL & HOBBS COMPANY

By: /s/ A. Brent King
A. Brent King
Vice President, General Counsel and Assistant
Secretary

Date: June 9, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 8, 2008
99.2	Investor Presentation